UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) November 10, 2011


                           FIRST AMERICAN SILVER CORP.
             (Exact name of registrant as specified in its charter)

           Nevada                   000-54327                    98-0579157
(State or other jurisdiction       (Commission                 (IRS Employer
     of incorporation)             File Number)              Identification No.)

10597 Double R Blvd., Suite 2, Reno, NV                            89521
(Address of principal executive offices)                         (Zip Code)

       Registrant's telephone number, including area code (775) 323-3278

                                       N/A
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))
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ITEM 7.01 REGULATION FD DISCLOSURE

On November 10, 2011, our directors approved the adoption of the 2011 Stock Option Plan which permits our company to issue options to acquire up to 2,500,000 shares of our common stock by directors, officers, employees and consultants of our company.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

10.1 2011 Stock Plan


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
                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST AMERICAN SILVER CORP.


/s/ Thomas Menning
-------------------------------
Thomas Menning
President and Director

Date: November 14, 2011


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